Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
DECEMBER, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.2364%



        Excess Protection Level
          3 Month Average  5.53%
          December, 1999  5.11%
          November, 1999  5.25%
          October, 1999  6.22%


        Cash Yield                                  19.17%


        Investor Charge Offs                        5.04%


        Base Rate                                   9.02%


        Over 30 Day Delinquency                     4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $ 49,947,826,881.37


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,671,007,362.88